UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 30, 1997


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


                 Maryland                      1-9360             84-1038736
     (State or other jurisdiction of      (Commission File      (IRS Employer
      incorporation or organization)          Number)        Identification No.)

   3410 South Galena Street, Suite 210                             80231
             Denver, Colorado                                    (Zip Code)
 (Address of principal executive offices)

                                 (303) 614-9400
              (Registrant's telephone number, including area code)

                      3600 South Yosemite Street, Suite 350
                             Denver, Colorado 80237
                         (Former name or former address,
                          if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 30, 1997, Asset Investors Corporation (the "Company") acquired two manufactured housing communities and 50% joint venture interests in another three manufactured housing communities. The remaining 50% joint venture interests are owned by Community Acquisition and Development Corporation. The interests in the five communities were acquired from the Wilder Corporation of Delaware for total consideration of $20,935,000 including $4,524,000 of cash, the assumption of $5,911,000 of existing debt, and the issuance of 3,000,000 operating partnership units of Asset Investors Operating Partnership, L.P. ("OP Units"). The consideration was determined through arms length negotiations with the Wilder Corporation of Delaware.

         The five manufactured housing communities are located in the Tampa and Orlando, Florida metropolitan areas and cater to senior residents. The communities consist of 858 developed homesites, 400 homesites in development, and 215 homesites available for future development. The Company also entered into an earn-out agreement on 142 of the 400 homesites in development whereby the Company will acquire such homesites as they are developed and leased at a cost of $16,550 each. The five manufactured housing communities will be managed by AIC Community Management Partnership, a partnership between AIC Manufactured Housing Corp. and Community Management Investors Corporation. Community
Acquisition and Development Corporation and Community Management Investors Corporation are affiliates of Brandywine Communities.

         The Company generally intends to continue to utilize the assets acquired in the transaction as rental properties which is the same manner as they were employed prior to the acquisition. Due to the Company's intent to acquire additional manufactured housing communities, the Company's future dividends and the taxable portion thereof cannot be estimated at this time.

         The statements contained in this Form 8-K Current Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Operating results will depend primarily on income from manufactured housing communities and other real estate assets held by the Company through its ownership of Commercial Assets Inc. ("Commercial Assets"), which, in turn, are substantially influenced by the risks inherent on owning real estate or debt secured by real estate including, among other things: (i) the demand for and supply of manufactured housing properties in the Company's primary target markets and submarkets, (ii) operating expense levels, (iii) the effectiveness of property-level operations, (iv) interest rate levels, and (v) the pace and price at which the Company and Commercial Assets can acquire and develop additional manufactured housing properties or other real estate. Capital and credit market conditions, which affect the Company's cost of capital, also influence operating results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      Financial Statements

                 Combined   Statements  of  Excess  of  Revenues  Over  Specific
                    Operating Expenses of The Wilder Manufactured Home Communities for the Year Ended December 31, 1996 (audited) and the Period from January 1, 1997 to September 30, 1997 (unaudited)

         (B)      Pro Forma Financial Information

                 ProForma   Condensed   Consolidated   Balance  Sheet  of  Asset
                    Investors Corporation and Subsidiaries as of September 30, 1997
                 ProForma  Condensed  Consolidated  Statement of Income of Asset
                    Investors Corporation and Subsidiaries for the Nine Months Ended September 30, 1997
                 ProForma  Condensed  Consolidated  Statement of Income of Asset
                    Investors Corporation and Subsidiaries for the Year Ended December 31, 1996

         (C)      Exhibits

                      Exhibit No.                       Description

                        2.3 Form of Joint Venture Agreement dated as of September 30, 1997, between Asset Investors Operating Partnership, L.P. and Community Acquisition and Development Corporation.

                        2.3(a) Earn-Out Agreement dated October 30, 1997 1997, between Community Casa del Mar Joint Venture, Wilder Corporation of Delaware and AIC Community Management Partnership.

                        2.3(b) Form of Agreement of Sale dated as of August 22, 1997, between Community Acquisition and Development Partnership and Wilder Corporation of Delaware.

                          23          Consent of  Independent Auditors - Ernst &
                                      Young LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSET INVESTORS CORPORATION

Date:  November 13, 1997
                                          By: /s/ Diane Schott Armstrong
                                              ------------------------------
                                               Diane Schott Armstrong
                                               Controller

ITEM 7(A).

                    The Wilder Manufactured Home Communities

                    Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses

                          Year ended December 31, 1996





                                    Contents

Report of Independent Auditors.................................................1
Combined Statements of Excess of Revenues Over Specific
   Operating Expenses..........................................................2
Notes to Combined Statements of Excess of Revenues Over
   Specific Operating Expenses.................................................3

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying combined statement of excess of revenues over specific operating expenses of The Wilder Manufactured Home Communities (Note 1) for the year ended December 31, 1996. This combined statement is the responsibility of the management of The Wilder Manufactured Home Communities. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the combined statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the communities after acquisition by Asset Investors Corporation. The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the communities' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Wilder Manufactured Home Communities for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



September 12, 1997                                             ERNST & YOUNG LLP

2

                    The Wilder Manufactured Home Communities

                    Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses




                                                                                 Period from
                                                                                  January 1,
                                                                  Year ended        1997 to
                                                                 December 31,    September 30,
                                                                     1996             1997
                                                              ---------------------------------
                                                                                    (Unaudited)
  Revenues
     Rental                                                     $  2,312,721       $  1,808,614
     Other                                                            31,376             24,580
                                                              ---------------------------------
                                                                   2,344,097          1,833,194

  Specific operating expenses
     Property operations and maintenance                             716,198            539,970
     Real estate taxes                                               270,941            199,549
                                                              ---------------------------------
                                                                     987,139            739,519
                                                              ---------------------------------

  Excess of revenues over specific operating expenses           $  1,356,958       $  1,093,675
                                                              =================================



See accompanying notes.                                                        2

3

                    The Wilder Manufactured Home Communities

               Notes to Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses

1. Organization and Significant Accounting Policies

Description of Properties

The Wilder Manufactured Home Communities includes five manufactured home communities (the Communities) owned and operated by The Wilder Corporation (the Company). The Communities, which are under common management and control, are summarized as follows:

                                                                  Number of Lots
            Community                         Location
---------------------------------- ---------------------------- ----------------
Pleasant Living                    Gibsonton, Florida                   247
Pinewood                           St. Petersburg, Florida              222
Brentwood Estates                  Hudson, Florida                      147
Sunlake Estates                    Leesburg, Florida                    402
Casa del Mar                       Punta Gorda, Florida                 455

In August 1997, the Company entered into agreements with Asset Investors Operating Partnership L.P. (AIOP) whereby AIOP would acquire 100% of two of the Communities and 50% joint venture interests in the three remaining Communities for an aggregate purchase price of $20.9 million.

Basis of Accounting

The accompanying combined statements of revenues over specific operating expenses are presented on the accrual basis. These combined statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the combined statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to manufactured home lots is recorded when due from residents.

Use of Estimates

The preparation of the combined statements of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statements and accompanying notes. Actual results could differ from those estimates.

ITEM 7(B).


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                             (Amounts in thousands)
                                   (Unaudited)

                                                                            Pro Forma       Pro Forma
                                                As                            Before       Adjustments
                                            Previously      Pro Forma      Acquisition     Acquisition      Pro Forma
                                             Reported      Adjustments      of Manager      of Manager       Results
                                          -------------- --------------- --------------- --------------- ---------------
Assets
   Investment in rental properties, net      $ 26,239     $  11,060  (a)    $  37,299      $     --        $  37,299
   Investment in rental property joint
     ventures                                  13,985         9,875  (a)       23,860            --           23,860
   Cash and cash equivalents                   28,957        (4,524) (b)       24,433          (800) (c)      23,633
   Investment in Commercial Assets             21,806            --            21,806            --           21,806
   Goodwill                                        --            --                --        12,492  (c)      12,492
   Other assets, net                            4,793            --             4,793            --            4,793
                                             --------     ---------         ---------      --------        ---------

      Total Assets                           $ 95,780     $  16,411         $ 112,191      $ 11,692        $ 123,883
                                             ========     =========         =========      ========        =========

Liabilities
   Mortgage notes payable                    $  4,873     $   5,911  (b)    $  10,784      $     --        $  10,784
   Accounts payable and accrued
     liabilities                                1,341            --             1,341            --            1,341
   Management fees payable                        196            --               196            --              196
                                             --------     ---------         ---------      --------        ---------

      Total Liabilities                         6,410         5,911            12,321            --           12,321
                                             --------     ---------         ---------      --------        ---------

Minority interest in operating
     partnership                                  412        10,500  (b)       10,912        11,692  (c)      22,604
                                             --------     ---------         ---------      --------        ---------

Stockholders' Equity
   Common Stock                                   252            --               252            --              252
   Additional paid-in capital                 230,112            --           230,112            --          230,112

   Cumulative dividends                      (243,882)           --          (243,882)           --         (243,882)
   Cumulative net income                      101,141            --           101,141            --          101,141
                                             --------     ---------          --------      --------        ---------
     Dividends in excess of net income
                                             (142,741)           --          (142,741)           --         (142,741)

   Unrealized holding gains on debt
     securities                                 1,335            --             1,335            --            1,335
                                             --------     ---------          --------      --------        ---------

      Total Stockholders' Equity               88,958            --            88,958            --           88,958
                                             --------     ---------          --------      --------        ---------

      Total Liabilities and
         Stockholders' Equity                $ 95,780     $  16,411         $ 112,191      $ 11,692        $ 123,883
                                             ========     =========         =========      ========        =========



       See Notes to Pro Forma Condensed Consolidated Financial Statements



                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                      (In thousands, except per share data)
                                   (Unaudited)

                                                               Pro Forma Adjustments
                                                         --------------------------------
                                                                            Interests in    Pro Forma      Pro Forma
                                                  As     Resecuritization   Manufactured     Before       Adjustments
                                              Previously  of Non-agency       Housing      Acquisition    Acquisition     Pro Forma
                                               Reported     MBS Bonds       Communities     of Manager     of Manager      Results
Revenues                                   -----------------------------------------------------------------------------------------
    Rental income                            $    1,652    $      --     $    2,793 (g)    $    4,445     $       --     $   4,445
    Equity in earnings of rental property
       joint ventures                               145           --          1,022 (h)         1,167             --         1,167
    Property management income                       93           --             90 (i)           183             --           183
    REIT management income                           --           --             --                --          2,444 (o)     2,444
    Non-agency MBS bonds                          2,726       (2,000) (d)        --               726             --           726
    Equity in earnings of Commercial Assets       1,612           --             --             1,612             --         1,612
    Other income and expenses, net                1,476          830  (e)    (1,049) (j)        1,257             --         1,257
                                             ----------    ---------     ----------        ----------     ----------     ---------
         Total revenues                           7,704       (1,170)         2,856             9,390          2,444        11,834
                                             ----------    ---------     ----------        ----------     ----------     ---------
Expenses
    Property operations and maintenance             536           --            800  (g)        1,336             --         1,336
    Real estate taxes                               154           --            289  (g)          443             --           443
    Property management expenses                     89           --             90  (i)          179             --           179
    REIT management expenses                         --           --             --                --            887 (o)       887
    Management fees                                 485         (248) (f)       556  (k)          793           (793)(p)        --
    General and administrative                      614          (42) (d)        --               572            558 (o)     1,130
    Depreciation and amortization                   428           --            712  (l)        1,140            937 (q)     2,077
    Interest expense                                182          (26) (e)       485  (m)          641             --           641
                                             ----------    ---------     ----------        ----------     ----------     ---------
         Total expenses                           2,488         (316)         2,932             5,104          1,589         6,693
                                             ----------    ---------     ----------        ----------     ----------     ---------
Income before minority interest in
    operating partnership and gain
    on resecuritization of non-agency
    MBS bonds                                     5,216         (854)           (76)            4,286            855         5,141
Minority interest in operating
    partnership                                      --           --          1,069  (n)        1,069          1,274 (r)     2,343
                                             ----------    ---------     ----------        ----------     ----------     ---------
Income before gain on resecuritization
    of non-agency MBS bonds                       5,216         (854)        (1,145)            3,217           (419)        2,798
Gain on resecuritization of non-agency
    MBS bonds                                     7,359           --             --             7,359             --         7,359
Management fees on resecuritization of
    non-agency MBS bonds                         (2,072)         145  (f)        --            (1,927)         1,927 (p)        --
                                             ----------    ---------     ----------        ----------     ----------     ---------
Net income                                   $   10,503    $    (709)    $   (1,145)       $    8,649     $    1,508     $  10,157
                                             ==========    =========     ==========        ==========     ==========     =========
Net income per share                         $      .42    $    (.03)    $     (.05)       $      .34     $      .06     $     .40
                                             ==========    ========      ==========        ==========     ==========     =========
Weighted-average shares outstanding              25,025       25,025         25,161            25,161         25,161        25,161


       See Notes to Pro Forma Condensed Consolidated Financial Statements


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (In thousands, except per share data)

                                                                     Pro Forma Adjustments
                                                             ------------------------------------
                                                                               Acquisition of
                                                                                Interests in    Pro Forma     Pro Forma
                                                      As      Resecuritization  Manufactured      Before     Adjustments
                                                  Previously   of Non-agency      Housing      Acquisition   Acquisition   Pro Forma
                                                   Reported      MBS Bonds      Communities    of Manager     of Manager    Results
Revenues                                          ----------------------------------------------------------------------------------
  Rental income                                   $       --   $      --       $  5,769 (g)    $    5,769    $      --      $  5,769
  Equity in earnings of rental property
    joint ventures                                        --          --          1,362 (h)         1,362           --         1,362
  Property management income                              --          --            216 (i)           216           --           216
  REIT management income                                  --          --             --                --        2,692 (o)     2,692
  Non-agency MBS bonds                                11,513     (11,513)(d)        --                 --           --            --
  Equity in earnings of Commercial Assets              1,875          --             --             1,875           --         1,875
  Other income and expenses, net                         136       3,329 (e)     (2,067)(j)         1,398           --         1,398
                                                  ----------   ---------       --------         ----------   ----------     --------
       Total revenues                                 13,524      (8,184)         5,280            10,620        2,692        13,312
                                                  ----------   ---------       --------         ----------   ----------     --------
Expenses
  Property operations and maintenance                     --          --          1,811 (g)         1,811           --         1,811
  Real estate taxes                                       --          --            604 (g)           604           --           604
  Property management expenses                            --          --            240 (i)           240           --           240
  REIT management expenses                                --          --             --                --        1,182 (o)     1,182
  Management fees                                      1,793      (1,664)(f)        932 (k)         1,061       (1,061)(p)        --
  General and administrative                           1,145         (82)(d)         --             1,063          744 (o)     1,807
  Elimination of DERs                                    825          --             --               825           --           825
  Depreciation and amortization                           --          --          1,412 (l)         1,412        1,249 (q)     2,661
  Interest expense                                        88         (88)(e)        851 (m)           851           --           851
                                                  ----------   ---------      ---------         ---------   ----------      --------
       Total expenses                                  3,851      (1,834)         5,850             7,867        2,114         9,981
                                                  ----------   ---------      ---------         ---------   ----------      --------
Income before minority interest in
    operating partnership and gain
    on resecuritization of non-agency
    MBS bonds                                          9,673      (6,350)          (570)            2,753          578         3,331
Minority interest in operating partnership                --          --            959 (n)           959        1,051 (r)     2,010
                                                  ----------   ---------       --------         ---------   ----------      --------
Income before gain on resecuritization
    of non-agency MBS bonds                            9,673      (6,350)        (1,529)            1,794         (473)        1,321
Gain on resecuritization of non-agency
    MBS bonds                                             --       7,359             --             7,359           --         7,359
Management fees on resecuritization of
    non-agency MBS bonds                                  --      (1,466)(f)         --            (1,466)       1,466 (p)        --
                                                  ----------   ---------       --------         ---------   ----------      --------
Net income                                        $    9,673   $    (457)      $ (1,529)        $   7,687   $      993      $  8,680
                                                  ==========   =========       ========         =========   ==========      ========
Net income per share                              $      .39   $    (.02)      $   (.06)        $     .31   $      .04      $    .35
                                                  ==========   =========       ========         =========    =========      ========
Weighted-average shares outstanding                   24,595      24,595         24,958            24,958       24,958        24,958



       See Notes to Pro Forma Condensed Consolidated Financial Statements

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


         On September 9, 1997, the Company announced that it has agreed to acquire the assets and operations of Financial Asset Management LLC (the "Manager") who has performed the Company's day-to-day operations pursuant to a management agreement (the "Management Agreement"). The acquisition is described in the Company's proxy statement dated October 22, 1997, and is subject to, among other things, a vote of the Company's stockholders at its annual meeting scheduled on November 21, 1997. If the acquisition were approved, the Company would also provide management services to Commercial Assets through an agreement similar to the Management Agreement (the "CAX Management Agreement").

         The Pro Forma condensed consolidated balance sheet of the Company as of September 30, 1997, is presented as if the October 30, 1997, acquisition of interests in manufactured housing communities and the proposed acquisition of the Manager had occurred on September 30, 1997. The Pro Forma condensed consolidated  statements  of income  are  presented  as if the  March  27,  1997 resecuritization of the non-agency MBS bonds and the 1997 acquisitions of interests in manufactured housing communities and the proposed acquisition of the Manager had occurred: (i) on January 1, 1997, for the statement of income for the nine months ended September 30, 1997; and (ii) on January 1, 1996, for the statement of income for the year ended December 31, 1996. In management's opinion, all adjustments necessary to reflect the resecuritization of the Company's non-agency MBS bond portfolio, the acquisitions of interests in manufactured housing communities and related management contracts, and the proposed acquisition of the Manager have been made. The unaudited Pro Forma condensed consolidated financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, and the Current Reports on Form 8-K dated May 14, 1997, and July 30, 1997.

         The unaudited Pro Forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Company.

(a)  Reflects  the  purchase  of  two  manufactured   housing   communities  for
     $11,060,000 and the purchase of 50% joint venture interests in three additional communities for $9,875,000.

(b)  Reflects   consideration   for  the  interests  in   manufactured   housing
     communities of: $4,524,000 of cash, 3,000,000 OP Units at $3.50 each, and the assumption of $5,911,000 of existing debt.

(c) Reflects consideration for the acquisition of the Manager of $11,692,000 in OP Units and the cash payment of $800,000 of related transaction costs.

(d) Eliminates income from and expenses directly attributable to the non-agency MBS bonds as a result of the resecuritization.

(e) Reflects the assumption that a portion of the proceeds from the resecuritization of the non-agency MBS bonds is used to repay outstanding debt and the remaining proceeds are invested in short-term investments earning 5% per annum.

(f) Eliminates base fees and administrative fees on the non-agency MBS bonds and adjusts incentive fees based upon adjusted net income and Cash Earned for Stockholders.

(g) Reflects adjustment for the rental income and property expenses of nine acquired communities.

(h) Reflects the equity in the earnings from the joint venture interests in manufactured housing communities.

(i) Reflects expenses of the manufactured housing community management business and income earned from the five managed communities not owned by the Company.

(j) Eliminates the short-term investment income at 5% per annum on the cash used to acquire the interests in manufactured housing communities and management operations.

(k) Reflects base fees on assets acquired and additional incentive fees on improved earnings as a result of the acquisition of the manufactured housing communities and management operations (in thousands):

                                Nine Months Ended             Year Ended
                                September 30, 1997        December 31, 1996
                                ------------------        -----------------

  Base fees                           $   364                  $     660
  Incentive fees                          192                        272
                                      -------                  ---------
        Total Adjustment              $   556                  $     932
                                      =======                  =========

(l)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line basis over the estimated useful lives of the assets. The estimated useful lives are 25 years for land improvements and buildings and 10 years for the cost of management contracts on communities not owned by the Company.

(m) Reflects interest expense on $4,962,000 assumed debt at 8.25% per annum and $5,911,000 of assumed debt at 7.5% per annum.

(n)  Reflects minority interest in net income allocated to holders of OP Units.

(o) Reflects the costs assumed for the administration of the Company plus fees earned from the CAX Management Agreement and other assets and the related costs of providing these services.

(p)  Eliminates fees from the Management Agreement paid to the Manager.

(q) Reflects amortization of the cost of the assets acquired from the Manager on a straight-line basis over estimated life of 10 years.

(r) Reflects adjustment to minority interest based upon adjusted net income and OP Units issued to current owners of the Manager.